Exhibit 10.1






                               DENVER AND EPHRATA
                         TELEPHONE AND TELEGRAPH COMPANY
                            EXECUTIVE INCENTIVE PLAN

                          DENVER AND EPHRATA TELEPHONE
                              AND TELEGRAPH COMPANY

                       INTRODUCTION AND HIGHLIGHTS OF THE

                            EXECUTIVE INCENTIVE PLAN

                          DENVER AND EPHRATA TELEPHONE
                              AND TELEGRAPH COMPANY



                            EXECUTIVE INCENTIVE PLAN


                                TABLE OF CONTENTS



                                                                         Page(s)


Introduction and Highlights of Executive
   Incentive Plan.........................................................1 - 2

Executive Incentive Plan Document.........................................1 - 4

Executive Incentive Plan Appendices.......................................1 - 5
    Appendix A:  Plan Participants
    Appendix B:  Internal Performance Goals
    Appendix C:  Calculation of Executive Awards
    Appendix D: Base Salaries of Plan Participants (Officers booklet only) Appendix E: Maximum Cost of the Plan (Officers booklet only)

Executive Incentive Plan Achievement Appraisal............................1 - 5

               DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY

Introduction and Highlights                                               Page 1
--------------------------------------------------------------------------------


                    INTRODUCTION AND HIGHLIGHTS OF EXECUTIVE
                                 INCENTIVE PLAN


It is important to examine the benefits which accrue to the organization through the operation of the incentive plan. The plan impacts directly on top management employees and other senior executives - those most critical to the Company's success - and its purpose can be summarized as follows:

o Provides Motivation: the opportunity for incentive awards provides executives with the impetus to "stretch" for challenging, yet attainable goals.

o Provides Retention: by enhancing the competitive compensation posture and offering an opportunity for incentive awards on an annual basis or on a deferral basis.

o Provides Management Team Building: by making the incentive award dependent on the attainment of goals, a "team-orientation" is fostered among the participant group.

o Provides Promotional Opportunity: inclusion in the incentive plan becomes thought of as a "promotion" by executives.

o Provides Competitive Compensation Strategy: the implementation of executive incentive arrangements is an accepted trend in the industry.

               DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY

Introduction and Highlights                                               Page 2
--------------------------------------------------------------------------------


Highlights of the Executive Incentive Plan included on the following pages are:

1. The recommended plan is competitive with the industry in general and other industries.

2. The Chief Executive Officer (C.E.O.), the Chief Operating Officer (C.O.O.) and the Board of Directors of D & E Communications, Inc. control all aspects of the plan subject to Board approval.

3. The eight top executives of the Company are participants for 1997.

4. The financial criteria necessary for plan operation consist of internal goals and are realistic compared to historical performance and the current financial climate of the Company.

5. Incentive award calculation range from 0% of salary (did not meet goals) to 30.0% of salary (maximum performance under the plan).

6. Actual calculations for the Executives are based on automatic calculations plus individual performance.

7. Award distribution will be made during the first quarter following the plan year.


We are confident that the Executive Incentive Plan will meet the Company's needs this year and beyond.

                          DENVER AND EPHRATA TELEPHONE
                              AND TELEGRAPH COMPANY


                        EXECUTIVE INCENTIVE PLAN DOCUMENT

               DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY

Plan Document                                                             Page 1
--------------------------------------------------------------------------------


                            EXECUTIVE INCENTIVE PLAN


The Board of Directors of D & E Communications, Inc. has established this Executive Incentive Plan. The purpose of the plan is to meet and exceed goals and to promote a superior level of performance. Through payment of incentive compensation beyond base salaries, the plan provides reward for meeting and exceeding goals as well as recognition of individual achievements for plan participants.



                             SECTION I - DEFINITIONS

Various terms used in the plan are defined as follows:

o Award Calculation: Award expressed as a percent of a participant's salary at the beginning of the plan year.

o  Award Distribution:  Award expressed in cash.

o Base Salary: The base salary at the beginning of the plan year, excluding any bonuses, contributions to employee benefit programs, or other compensation not designated as salary.

o  Board of Directors:  The Board of Directors of D & E Communications, Inc.

o  C.E.O.:  Chief Executive Officer of the Company.

o  C.O.O.:  Chief Operating Officer of the Company.

o Plan Participants: Full-time Executives of the Company as listed in Appendix A.

o  Plan Year:  A fiscal year.

o Planned Achievements: Those objectives and goals which are required to activate a portion of the awards under the plan based on individual performance.

               DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY

Plan Document                                                             Page 2
--------------------------------------------------------------------------------


                     SECTION II - ELIGIBILITY TO PARTICIPATE

To be eligible for an award under the plan, a plan participant must be in active full-time service of the Company at the start and close of the plan year. If a plan participant voluntarily leaves the employ of the Company during the plan year, he/she is not eligible to receive an award. However, if the active full-time service with the Company of a participant in the plan is terminated by death, disability, retirement, or if a participant is on an approved leave of absence, the C.E.O. may recommend an award to such a participant based on the proportion of the plan year that he/she was in active service with the Company. The plan participants for the plan year are set forth in Appendix A.


                        SECTION III - ACTIVATING THE PLAN

The operation of the plan is predicated on attaining and exceeding performance goals. The goals will consist of internally measured achievements. The corporate goals for each plan year will be approved by the Board of Directors while the executive goals will be approved by the C.E.O. and C.O.O. The corporate goals for the plan year are set forth in Appendix B.


                       SECTION IV - CALCULATION OF AWARDS

o  Executive Awards

   The executive award is based on corporate performance and individual performance. Depending upon levels of corporate performance, awards are 60% automatic and 40% based on individual performance. The individual portion is calculated based upon the completion and evaluation of set goals by the C.O.O. Appendix C outlines the manner in which these awards are calculated and range between 0% of base salary to 30% of base salary.

               DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY

Plan Document                                                             Page 3
--------------------------------------------------------------------------------


                       SECTION V - DISTRIBUTION OF AWARDS

Distribution of awards will be made during the first quarter following the plan year. Distributions must be approved by the Board of Directors. In the event of death, any approved award as outlined in Section II for distribution will become payable to the designated beneficiary of the participant as recorded under the Company's group life insurance program, or in the absence of a valid designation, to the participant's estate. Distribution of awards will be in cash.


                        SECTION VI - PLAN ADMINISTRATION

The Board of Directors shall, with respect to the plan, have full power and authority to construe, interpret and manage, control and administer this plan, and to pass and decide upon cases in conformity with the objectives of the plan under such rules as the Board may establish.

Subject to the provisions of the plan, the C.O.O. will determine the award for the executives.

Any decision made or action taken by the Company, the Board of Directors, the C.E.O., or the C.O.O. arising out of, or in connection with the administration, interpretation, and effect of the plan shall be at their absolute discretion and will be conclusive and binding on all parties.

No member of the Board, the C.E.O., or the C.O.O. shall be liable for any act or action hereunder, whether of omission or commission, by a plan participant or employee or by any agent to whom duties in connection with the administration of the plan have been delegated in accordance with the provision of the plan.

Any member of the Board who is also an officer of the Company shall neither vote on (a) the determination of participants, (b) any award decisions, (C) goal(s) concerning the plan, and (d) any other matter affecting individual interest under the plan, nor shall his or her presence be counted in determining whether a quorum is present at any meeting at which a vote on any of the subjects enumerated above is taken.

               DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY

Plan Document                                                             Page 4
--------------------------------------------------------------------------------


                                  SECTION VII -
               AMENDMENT, MODIFICATION, SUSPENSION OR TERMINATION

The Company reserves the right, by and through its Board of Directors to amend, modify, suspend, reinstate or terminate all or any part of the plan at the end of any plan year. The C.E.O. will give prompt written notice to each participant of any amendment, suspension or termination or any material modification of the plan. The Board also reserves the right to withhold or amend award payments based on performance or circumstances deemed to be highly unusual.


                    SECTION VIII - EFFECTIVE DATE OF THE PLAN

The initial effective date of the plan shall be January 1.


                            SECTION IX - UNUSED FUNDS

Funds that were approved for distribution, but that were not totally used based on individual performance of plan participants cannot be held over for distribution in future years. All unused funds will be retained by the Company.


                 SECTION X - EMPLOYER RELATION WITH PARTICIPANTS

Neither establishment nor the maintenance of the plan shall be construed as conferring any legal rights upon any participant or any person for a continuation of employment, nor shall it interfere with the right of an employer to discharge any participant or otherwise deal with him/her without regard to the existence of the plan.


                           SECTION XI - GOVERNING LAW

Except to the extent pre-empted under federal law, the provisions of the plan shall be construed, administered and enforced in accordance with the domestic internal law of the State of Pennsylvania.

In the event of relevant changes in the Internal Revenue Code, related rulings and regulations or changes imposed by other regulatory agencies affecting the continued appropriateness of the plan and awards made thereunder, the Board may, at its sole discretion, accelerate or change the manner of payments of any unpaid awards or amend the provisions of the plan.

                          DENVER AND EPHRATA TELEPHONE
                              AND TELEGRAPH COMPANY



                       EXECUTIVE INCENTIVE PLAN APPENDICES

               DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY

Appendix A                                                                Page 1
--------------------------------------------------------------------------------


                            EXECUTIVE INCENTIVE PLAN

                                PLAN PARTICIPANTS




        Name                 Title
        ----                 -----

EXECUTIVES:

Mr. Bryan F. Brossman........Director, Outside Plant and Engineering
Mr. Ghan M. Desai            Director, Information Systems
Mrs. Linda L. Hall           Controller
Mr. Marvin L. Hendrix........Accounting Manager
Mr. Keith A. Hoffert         Director, Planning
Mr. Edward J. Kraus          Director, Marketing
Mr. Douglas W. Snell, Sr.....Director, Facilities Engineering
Mr. Gregory C. Strunk........Director, Central Office Operations and Engineering

               DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY

Appendix B                                                                Page 2
--------------------------------------------------------------------------------

                            EXECUTIVE INCENTIVE PLAN


                           INTERNAL PERFORMANCE GOALS



The Board of Directors has established the following internal performance goals for the 1997 plan year.


         1. EBITDA*: The Participants must meet or exceed a D & E Communications, Inc., EBITDA goal of $15,837,000. **





* NOTE: EBITDA is earnings before interest, taxes, depreciation and amortization. For purposes of this plan, EBITDA does not include equity in net income from affiliates and AFUDC (allowance for funds used during construction).


** NOTE: This goal includes the costs of all Incentive Plans.

               DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY

Appendix C                                                                Page 3
--------------------------------------------------------------------------------


                            EXECUTIVE INCENTIVE PLAN


                        CALCULATION OF EXECUTIVE AWARDS *


Performance
 Relative                            Award                              Award
   Plan          EBITDA             Minimum                            Maximum
-----------   -----------           -------                            -------
                                      (A)             (IP)               (T)
 Below 90%       - - -                  0%       +        0%      =         0%
    90%       $14,253,300            6.00%       +     4.00%      =     10.00%
   100%       $15,837,000            9.00%       +     6.00%      =     15.00%
   110%       $17,420,700           12.00%       +     8.00%      =     20.00%
   120%       $19,004,400           15.00%       +    10.00%      =     25.00%
   130%       $20,588,100           18.00%       +    12.00%      =     30.00%



* NOTE: 60% of the Executives' award is automatic; the remainder (40%) is based on individual performance.

         (A)  "Automatic" Calculation

         (IP) "Individual Performance" Calculation

         (T)  "Total" Maximum Allowable

         Percent is of Base Salary

               DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY

Appendix D                                                                Page 4
--------------------------------------------------------------------------------


                            EXECUTIVE INCENTIVE PLAN


                      BASE SALARIES OF PLAN PARTICIPANTS *



Name                                          Title                        1997 Salary**
----                                          -----                        -----------

EXECUTIVES:


Mr. Bryan F. Brossman        Director, Outside Plant and Engineering         $57,100
Mr. Ghan M. Desai            Director, Information Systems                   $61,500
Mrs. Linda L. Hall           Controller                                      $63,000
Mr. Marvin L. Hendrix        Accounting Manager                              $61,000
Mr. Keith A. Hoffert         Director, Planning                              $56,600
Mr. Edward J. Kraus          Director, Marketing                             $65,100
Mr. Douglas W. Snell, Sr.    Director, Facilities Engineering                $59,900
Mr. Gregory C. Strunk        Director, CO Operations and Engineering         $67,000



* This page included for officers only.

** Salary as of January 1, 1997.

               DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY

Appendix E                                                                Page 5
--------------------------------------------------------------------------------


                            EXECUTIVE INCENTIVE PLAN


                           MAXIMUM COST OF THE PLAN *





    Performance                        Maximum
      Relative                        Executive         Before          After
    To The Plan        EBITDA       Distributions      Tax Total       Tax Total
    -----------        ------       -------------      ---------       ---------
     Below 90%           -  - -        $      0         $      0        $      0
         90%        $14,253,300        $ 49,120         $ 49,120        $ 29,180
        100%        $15,837,000        $ 73,680         $ 73,680        $ 43,770
        110%        $17,420,700        $ 98,240         $ 98,240        $ 58,361
        120%        $19,004,400        $122,800         $122,800        $ 72,951
        130%        $20,588,100        $147,360         $147,360        $ 87,541


* This page included for officers only.

                          DENVER AND EPHRATA TELEPHONE
                              AND TELEGRAPH COMPANY

                            EXECUTIVE INCENTIVE PLAN

                        ACHIEVEMENT APPRAISAL GUIDELINES

               DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY

Achievement Appraisal                                                     Page 1
--------------------------------------------------------------------------------


                            GUIDELINES FOR COMPLETING

                      INCENTIVE PLAN ACHIEVEMENT APPRAISAL


WHAT ARE PLANNED ACHIEVEMENTS?

         Planned achievements are not synonymous with position accountabilities. Position accountabilities are the on-going activities and end-results that are expected of the participant during the current fiscal year. If the President had all the participants' planned achievements spread before him or her, he or she would have a reasonably complete picture of what the Company expects to achieve during the year. The PLANNED ACHIEVEMENTS, therefore, are the KEY annual goals requiring special executive concentration and effort for the incentive plan year.

HOW MANY PLANNED ACHIEVEMENTS SHOULD BE ESTABLISHED?

         As a rule of thumb, a participant's incentive award should be based on the evaluation of two to five planned achievements. A large number would tend to dilute the significance and value of a participant's major expectations. (Sample Form Page 4)

WHO ESTABLISHES THESE PLANNED ACHIEVEMENTS?

         The Board of Directors establishes the planned achievements for the C.E.O. and C.O.O. The C.O.O. is responsible for establishing the executives' achievements. Each participant should meet and discuss the specific expectations and reach a mutual understanding of what they should be for the current year. These specific goals for the year should then be committed to writing, and progress toward meeting the goals should be monitored during the year.

         Each participant should clearly understand that incentive award opportunities will be dependent on the success of the individual in meeting and exceeding expectations.

HOW SHOULD THE PLANNED ACHIEVEMENTS BE DEFINED?

         Except in the most unusual circumstances, each planned achievement should be quantified and directly measurable. The expectations should be described in terms of such variables as how much, how many, when, etc. Being able to quantify and define specific achievements clearly distinguishes them from position accountabilities.

               DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY

Achievement Appraisal                                                     Page 2
--------------------------------------------------------------------------------


HOW ARE ACTUAL RESULTS MEASURED AGAINST PLANNED ACHIEVEMENTS?

         At the end of the fiscal year, the C.O.O. evaluates each executive's performance against the planned achievements. The "Incentive Plan Achievement Appraisal" form (Page 5) is provided for this purpose. The form should serve as a guideline and written record of each participant's evaluation. The participant's actual accomplishments should be compared to each of the established planned achievements. The comparison should first be quantitative; that is, both the planned achievements and the actual results must be described in quantifiable terms.

         The evaluation process must also recognize the qualitative aspect of an individual's achievements. There may be occasions when a quantified achievement is the result of factors largely outside the control of the individual. In such cases, the participant's achievement may be of less significance on a qualitative basis. In evaluating the qualitative aspect of achievements, the evaluator should take into account such factors as the duration of time that the achievement will have impact, the scope of the achievement and the degree of difficulty that the participant encountered in successfully reaching or exceeding expectations.

         For each planned achievement, the Company will use three levels of performance to measure the participant's performance against each objective and to reach an overall evaluation.

         When appropriate, additional weight should be given to those achievements which are most critical. The significance of each of the planned achievements and their order of priority should be clearly established at the beginning of each year by the participant in discussion with his/her evaluator.

         The evaluator will then determine an overall achievement appraisal rating based on the evaluation of each separate achievement and the overall performance of the individual participant.

HOW IS THE SPECIFIC AMOUNT OF THE INCENTIVE AWARD DETERMINED?

         The evaluator will be responsible for translating individual overall achievements into specific dollar amounts, which become the recommended incentive awards for the year. The individual award recommendation will range from 0% to 100% of the award opportunity, depending on the level of individual performance.

               DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY

Achievement Appraisal                                                     Page 3
--------------------------------------------------------------------------------


WHO APPROVES THE AWARD RECOMMENDATIONS?

         The Board of Directors will approve the awards. A written evaluation of all participants will accompany recommendations from the C.O.O. subject to the C.E.O.'s approval.

HOW ARE THE AWARDS COMMUNICATED TO THE PARTICIPANTS?

         The most important element in the success of the incentive program is to clearly communicate the basis for each individual award to the participant. Once the awards are approved, the Board will be responsible to present the awards to the C.E.O. and the C.O.O.

         The C.O.O. will be responsible to present the awards to the executives and discuss the appraisal of their achievements. In addition, each executive needs to understand the meaning and significance of the award.

               DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY

Achievement Appraisal                                                     Page 4
--------------------------------------------------------------------------------


PLANNED ACHIEVEMENT:






--------------------------------------------------------------------------------

ACTUAL RESULTS:






--------------------------------------------------------------------------------

PERFORMANCE RATING:

| | Exceeded Expectations    | | Met Expectations       | |Below Expectations
================================================================================

================================================================================

PLANNED ACHIEVEMENT:






--------------------------------------------------------------------------------


ACTUAL RESULTS:






--------------------------------------------------------------------------------

PERFORMANCE RATING:

| | Exceeded Expectations    | | Met Expectations       | |Below Expectations
================================================================================

               DENVER AND EPHRATA TELEPHONE AND TELEGRAPH COMPANY

Achievement Appraisal                                                     Page 5
--------------------------------------------------------------------------------

                      INCENTIVE PLAN ACHIEVEMENT APPRAISAL


Name:                                      Base Salary:
--------------------------------------------------------------------------------
Position:
================================================================================

COMPANY PERFORMANCE:

         Company Performance Relative to Plan                       ___________%


INDIVIDUAL PERFORMANCE:
                                                               Actual Percentage
             Performance Result (Check One)                     For Award Basis

             | |  Exceeded Expectations (100%)                      ___________%
             | |  Met Expectations (50% to 100%)                    ___________%
             | |  Below Expectations (0% to 50%)                    ___________%


INCENTIVE AWARD RECOMMENDATION (Appendix C or D):

         Automatic - Minimum..........._________%                $______________

         Individual Performance........_________%                $______________

         Maximum Award................._________%                $______________

================================================================================

COMMENTS:







================================================================================

SIGNATURES:

         Prepared By:  _______________________________      Date: ______________

         Reviewed By:  _______________________________      Date: ______________

         Approved By:  _______________________________      Date: ______________